UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):	November 7, 2014

              Hudson Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50129	59-3547281
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

560 Lexington Avenue, New York, New York  10022

(Address of principal executive offices, including zip code)

  (212) 351-7300

(Registrant’s telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Definitive Material Agreement.

The information provided in Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective November 9, 2014, Hudson Global, Inc. (the “Company”) completed the sale (the “Sale”) of substantially all of the assets of its legal eDiscovery business in the U.S. and the U.K. (the “Business”) to Document Technologies, LLC and DTI of London Limited (collectively, the “Purchasers”). The Sale was pursuant to a Purchase and Sale Agreement (the “Agreement”), dated November 7, 2014, by and among the Company, its subsidiaries Hudson Global Resources Management, Inc. and Hudson Global Resources Limited, and Purchasers.

At the closing of the Sale, the Company received from the Purchasers pursuant to the Agreement (i) $23.0 million in cash, subject to a customary net working capital adjustment, plus (ii) the assumption by the Purchasers of certain liabilities related to the Business. The Company used approximately $3.1 million of the cash proceeds from the Sale to repay outstanding borrowings under its credit facility with Siena Lending Group LLC.

The description of the Agreement set forth above is qualified by reference to the Agreement filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Pro forma financial information. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 of Hudson Global, Inc., including notes to the unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The unaudited condensed consolidated statement of operations of Hudson Global, Inc. for the nine months ended September 30, 2014 reflecting the Business as discontinued operations was filed by Hudson Global, Inc. on November 10, 2014 in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(2.1)	Purchase and Sale Agreement, dated as of November 7, 2014, by and among Document Technologies, LLC, DTI of London Limited, Hudson Global, Inc., Hudson Global Resources Management, Inc. and Hudson Global Resources Limited.

(99.1)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 of Hudson Global, Inc., including notes to the unaudited pro forma condensed consolidated financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON GLOBAL, INC.

Date: November 13, 2014	By:	/s/ Stephen A. Nolan
Stephen A. Nolan
Executive Vice President, Chief Financial Officer and Controller

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HUDSON GLOBAL, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit

Number

(2.1)	Purchase and Sale Agreement, dated as of November 7, 2014, by and among Document Technologies, LLC, DTI of London Limited, Hudson Global, Inc., Hudson Global Resources Management, Inc. and Hudson Global Resources Limited.

(99.1)	Unaudited pro forma condensed consolidated balance sheet as of September 30, 2014 and unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2013 of Hudson Global, Inc., including notes to the unaudited pro forma condensed consolidated financial statements.

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